Exhibit 10.13.6

Prepared by & Return to:
ALFRED F. ANDREU, ESQUIRE
Alfred F. Andreu, P.A.
7000 SW 97th Avenue
Suite 201
Miami, Florida 33173

ASSIGNMENT OF RENTS AND LEASES

THIS ASSIGNMENT OF RENTS AND LEASES ("Assignment"), made and executed on this **28th** day of **April, 2021** by **MCA NAPLES, LLC, a Tennessee limited liability company,** ("Assignor") whose address is **2626 Goodlette Frank Road, Naples, FL 34103** and **BENWORTH CAPITAL PARTNERS, LLC, a Florida limited liability company** ("Assignee") whose address is **7000 SW 97th Avenue, Suite 201, Miami, Florida 33173**.

This Assignment is made as additional security for the payment of that certain promissory note of even date herewith (the "Note") made by Assignor to Assignee in the principal sum of **FOUR MILLION FIVE HUNDRED FIFTY THOUSAND AND 00/100TH DOLLARS ($4,550,000.00)**, and the performance by Assignor of its obligations under that certain Mortgage of even date herewith (the "Mortgage") from Assignor to Assignee given to secure payment of the Note and covering that certain real property situated in Collier County, Florida and legally described on **Exhibit "A"** attached hereto and incorporated herein (the "Property"), and the performance by Assignor, and any guarantor(s), of all obligations, terms and conditions contained in any other document executed and delivered in conjunction with the Note (the "Loan Documents").

FOR VALUE RECEIVED, Assignor hereby absolutely and presently assigns and transfers to Assignee (for itself and its affiliates) all of Assignor's right, title and interest in and to: (1) all present and future leases, subleases, licenses, or occupancy agreements of all or any portion of the Property, together with any renewals, modifications or replacements thereof, and any options, rights of first refusal or guarantees of any lease now or hereafter in effect (collectively, the "Leases"); (2) all rents, income, receipts, revenues, reserves, issues and profits arising under any Lease (together with the items described in 3, 4 and 5, below, the "Rents"); (3) all security deposits and escrow accounts made by any tenant or subtenant under any Lease; (4) all awards and payments of any kind derived from or relating to any Lease including, without limitation, claims for the recovery of damages to the Property by proceeds of any insurance policy or otherwise, claims for damages resulting from acts of insolvency or bankruptcy, lump sum payments for the

cancellation or termination of any Lease, awards payable by reason of condemnation action or the exercise of any right of first refusal or option to purchase, and the return of any insurance premiums or ad valorem tax payments made in advance and subsequently refunded; and (5) the proceeds of any rental insurance carried by Assignor on the Property. Assignor appoints Assignee as its irrevocable attorney in fact to appear in any actions and to collect any awards or payments.

Prior to an event of default hereunder or under the Note, the Mortgage or any other Loan Documents, and demand by Assignee for delivery of the security deposits to Assignee or it's designee, Assignor shall maintain the security deposits in a separate, identifiable account in a bank acceptable to Assignee. After default and upon demand by Assignee, Assignor shall deliver the security deposits to Assignee or it's designee. Upon delivery of the security deposits to Assignee or it's designee, the security deposits will be held pursuant to the terms of the Leases in respect of which such security deposits were obtained by Assignor, provided, however, that in no event shall Assignee be liable under any Lease of any part of the Property for the return of any security deposit in any amount in excess of the amount delivered to Assignee by Assignor. Assignee will provide ten (10) days written notice to cure before exercising any remedies stated in this Assignment.

1. Absolute Assignment and Right to Collect. This Assignment is intended to be and shall constitute an unconditional, absolute and present assignment from Assignor to Assignee of all of Assignor's right, title and interest in and to the Leases and Rents (subject to the terms and conditions hereof), and not an assignment in the nature of a pledge of such Leases and Rents or the mere grant of a security interest therein. Notwithstanding that this Assignment is effective immediately, so long as there shall exist no default by Assignor in the payment and performance of Assignor's obligations under the Note, Mortgage, this Assignment and any other Loan Documents, or in the performance of any obligation or agreement in any Lease (each, a "Default"), Assignor shall have the privilege under a revocable license to collect as they become due, but not prior to accrual, all Rents from the Property and to receive and hold the same. Assignor shall receive and hold such Rents in trust as a fund to be applied to the payment of real estate taxes, insurance, maintenance, repair and Lease obligations with respect to the Property and to the payment of interest and principal and other sums becoming due under the Note, Mortgage, this Assignment and any other Loan Documents, before retaining and/or disbursing any part of the Rents for any other purpose.

2. Representations and Warranties. Assignor represents and warrants to Assignee as follows: (i) Assignor is the sole owner of the entire lessor's interest in the Leases and the Rents thereunder and such interest is free and clear of all liens and encumbrances; (ii) no other assignment of any interest in any of the Leases or Rents has been made; (iii) the Leases submitted to Assignee are true and complete copies of all of the Leases now existing, and there have been no written or oral modifications thereto; (iv) the Leases are in full force and effect and there is no existing default by Assignor or by any tenant under any of the Leases; (v) Assignor has not accepted Rent under any Lease more than thirty (30) days in advance of its accrual, and payment thereof has not otherwise been forgiven, discounted or compromised; (vi) Assignor has not received any funds or deposits from any tenant except as expressly provided for in a Lease; and

(vii) no tenant has used or placed on the Property oil, petroleum products, hazardous or toxic substances, hazardous waste, regulated substances, hazardous air pollutants or other hazardous materials in violation of any federal, state and local laws and regulations intended to protect the environment and public health and safety as the same may be amended from time to time.

3. Covenants. Assignor agrees that from the date of this Assignment and until final payment of all of the indebtedness, advances, and charges due under the Note, Mortgage, this Assignment and any other Loan Documents, unless Assignee shall otherwise consent in writing, Assignor will: (i) perform all of the obligations imposed upon Assignor under the Leases; (ii) not collect any of the Rents in advance of the time when the same become due (except for bona-fide security deposits); (iii) not discount any future accruing Rents; (iv) not execute any other assignment of Leases or Rents; (v) not materially change the terms of or terminate the Leases (except in connection with a default by tenant under such lease); (vi) not subordinate the Leases to any mortgage or other encumbrance; (vii) not consent to any assignment of or subletting under the Leases (except in the ordinary course of Borrower's business and in keeping with prudent property management practices); and (viii) not enter into any Lease subsequent to the date hereof (except in the ordinary course of Borrower's business and in keeping with prudent property management practices). Any attempted amendment, cancellation or other modification of any Lease without the prior written consent of Assignee shall be null and void. Assignor further covenants and agrees to furnish to Assignee, on demand, certified true copies and/or originals of all existing Leases and any subsequent Leases, and any modifications or amendments thereto.

4. Assignee's Obligations. Assignee shall not be obligated by reason of its acceptance of this Assignment to perform any obligation of Assignor under any of the Leases, and Assignee shall not, prior to entry upon and actually taking physical possession of the Property, be deemed a mortgagee in possession. This Assignment shall not operate to place responsibility upon Assignee for the control, care, management or repair of the Property or for the carrying out of any of the terms and conditions of the Leases or to make Assignee responsible or liable for any waste committed on the Property by any lessee or any other party, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Assignee assumes no liability for any security deposited or rent prepaid by any lessee with Assignor, unless and until such deposits or prepaid rents are delivered to Assignee.

5. Indemnity. Assignor shall, and does hereby agree, to indemnify Assignee for, and to hold Assignee harmless from, any and all liability, loss or damage which may or might be incurred under the Leases or by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases prior to the date which Assignee shall exercise its rights hereunder.
Assignor hereby agrees to defend, at its own cost and expense, any action brought against itself or Assignee relative to the Leases or this Assignment.

6. Remedies. Notwithstanding anything to the contrary set forth in the Note, or the Loan Documents, there shall be no cure or grace period with respect to Assignor's default which must expire prior to Assignee's right to collect the Rent and there shall be no condition precedent other than Assignor's default to Assignee's right to collect the Rent. Upon any occurrence of default, the license granted to Assignor herein shall be immediately and automatically revoked without further notice to or demand upon Assignor, and Assignee shall have the right, in its discretion, without notice, by agent or by a receiver appointed by the court, and without regard to the adequacy of any security for the indebtedness due under the Note, Mortgage, this Assignment or any other Loan Documents, to (i) enter upon and take possession of the Property, (ii) notify tenants, subtenants and any property manager to pay Rents to Assignee or its 'designee, and upon receipt or such notice such persons are authorized and directed to make payment as specified in the notice and disregard any contrary direction or instruction by Assignor, (iii) sue in its own name for or otherwise collect the Rents, including those past due, (iv) have, hold, manage, lease and operate the Property, (v) collect and receive all Rents, (vi) make from time to time all alterations, renovations, repairs or replacements to the Property as Assignee may deem proper. Assignor hereby irrevocably authorizes and directs the tenants under the Leases, upon receipt of written notice from Assignee, to pay all Rents due under the Leases to Assignee without the necessity of any inquiry to Assignor and without any liability respecting the determination of the actual existence of any default claimed by Assignee or any claim by Assignor to the contrary. Assignee may apply such Rents to the payment of: (i) the indebtedness due under the Note, Mortgage, this Assignment or any other Loan Documents, (ii) all taxes, charges, claims, assessments, water rents, sewer rents and any other liens which may be prior in lien or payment to the indebtedness due under the Note, Mortgage, this Assignment or any other Loan Documents, and premiums for insurance, with interest on all such items, and (iii) the cost of all alterations, repairs, replacements and expenses incident to taking and retaining possession of the Property and the management and operation thereof; all in such order or priority as Assignee in its sole discretion may determine. Assignee may: (i) endorse as Assignor's attorney-in-fact the name of Assignor or any subsequent owner of the Property on any checks, drafts or other instruments received in payment of the Rents, and deposit the same in bank accounts, which power of attorney is coupled with an interest and shall be irrevocable; (ii) give proper receipts and releases in relation thereto in the name of Assignor, (iii) institute, prosecute, settle or compromise any summary or legal proceedings in the name of Assignor for the recovery of the Rents, or for damage to the Property, or for the abatement of any nuisance thereon, and (iv) defend any legal proceedings brought against Assignor arising out of the operation of the Property. Any charges, expenses or fees, including reasonable attorneys' fees and costs, incurred by Assignee in connection with any of the foregoing shall be included in the indebtedness due under the Note, and shall be due and payable on demand, together with interest at the default rate set forth in the Note, such interest to be calculated from the date of such advance to the date of repayment thereof.

7. Estoppel Certificates. Assignor shall, from time to time, without charge and within ten (10) days after requested by Assignee, execute, acknowledge and deliver, and cause each tenant under the Leases to execute, acknowledge and deliver to Assignee a written statement, in form and substance satisfactory to Assignee, certifying to certain matters relating to the Leases, including

without limitation: (i) the commencement and expiration dates of the Leases and the dates when any rents, charges and other sums commenced to be payable thereunder; (ii) that the Leases are unmodified and in full force and effect (or, if modified, stating the nature of such modifications and that the Leases as so modified are in full force and effect); (iii) the amount of Rents (including a breakdown thereof) payable under the Leases and the dates to which the Rents and other charges under the Leases have been paid in advance; and (iv) whether there are any uncured defaults by Assignor or tenant or any setoffs or defenses against enforcement of any terms or conditions under any Lease.

8. Assignee as Creditor. Assignee, and not Assignor, shall be deemed to be the creditor of each tenant with respect to any assignment for the benefit of creditors, bankruptcy, reorganization, insolvency, and dissolution or receivership proceedings affecting such tenant. Assignee shall have the option to have any money received by Assignee as such creditor applied to reduce the obligations or paid over to Assignor. Assignee shall have the right to file claims in any such proceedings and to otherwise pursue creditor's rights therein. If Assignor learns that any tenant has become the subject of such a proceeding, Assignor shall give Assignee prompt notice thereof.

9. No Waiver. The failure of Assignee to avail to itself of any terms, covenants and conditions of this Assignment for any period of time or any time or times, shall not be construed or deemed to be a waiver of any such right, and nothing contained herein, nor anything done or omitted to be done by Assignee pursuant hereto, shall be deemed a waiver by Assignee of any of its rights and remedies under the laws of the state in which the Property is located. The right of Assignee to collect the Rents and to enforce any other security therefor may be exercised by Assignee, either prior to, simultaneously, with, or subsequent to any action taken by it hereunder. Assignor's rights hereunder are cumulative with, and not in exclusion of, any rights provided under the Note, Mortgage, this Assignment or any other Loan Documents or by applicable law.

10. No Merger. So long as any of the indebtedness due under the Note, Mortgage, this Assignment or any other Loan Documents remain unpaid, unperformed or undischarged, unless Assignee shall otherwise consent in writing, the fee title and the leasehold estates on the Property as hereinbefore described shall not merge, but shall be kept separate and distinct, notwithstanding the union of those estate either in Assignor or in any lessee or in a third party by purchase or otherwise.

11. Notices. Any notice, demand or other communication given hereunder shall be made in the manner set forth in the Mortgage.

12. Successors and Assigns. The terms, covenants, conditions and warranties contained herein and the powers granted hereby shall run with the land, shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns, and all lessees, sub-tenants and assigns of same, and all subsequent owners of the Property.

13. Gender. In this Assignment, whenever the context so requires, the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural and conversely in each case.

14. Captions. All captions or readings preceding the text of separate paragraphs of this Assignment are solely for reference purposes and shall not affect the meaning, construction, interpretation or effect of the text.

15. Applicable Law. This Assignment shall be governed by, construed and enforced in accordance with the laws of the State of Florida.

16. Jurisdiction. Assignor hereby irrevocably (a) submits, in any legal proceeding relating to this Assignment to the non-exclusive in personam jurisdiction of any state or United States court of competent jurisdiction sitting in the State of Florida and agrees to suit being brought in any such court; (b) waives any objection that it may now or hereafter have to the venue of such proceeding in any such court located in Collier County, Florida or that such proceeding was brought in an inconvenient court; (c) agrees to service of process in any legal proceeding by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, to Assignor's address specified at the head of this Assignment or such other address of which Assignee shall have been notified in writing; and (d) agree, that nothing herein shall affect the right of Assignee to effect service of process in any other manner permitted by law and that Assignee shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against Assignor in any other court or jurisdiction in accordance with applicable law.

17. Waiver of Jury Trial. ASSIGNOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND A LL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO ANY CLAIMS, CROSS CLAIMS OR THIRD PARTY CLAIMS) ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT. ASSIGNOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF ASSIGNEE OR ASSIGNEES COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ASSIGNEE WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. ASSIGNOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN A MATERIAL INDUCEMENT TO ASSIGNEE TO EXTEND THE LOANS EVIDENCED BY THE NOTE.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Assignment has been executed by Assignor as of the day and year first above written.

WITNESSES (as to all)

Witness

Virginia L. Connolly

Print Name

Witness

Clarice Maxine Garza

Print Name

MORTGAGOR:

MCA NAPLES, LLC,
a Tennessee limited liability company

By: JAMES WALESA, its President

STATE OF Texas

COUNTY OF Bexar

THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED before me by means of ____ physical presence or ____ online notarization, this **28th** day of **April, 2021** by **JAMES WALESA, President**, on behalf of the company, who [_] is personally known to me or [X] has produced a driver's license as identification. ________________________.

CLARICE MAXINE GARZA
Notary Public, State of Texas
Comm. Expires 09-09-2024
Notary ID 132666079

Name: Clarice Maxine Garza
Notary Public
My Commission Expires: 09-09-2021
Commission No.: 132666079

EXHIBIT "A"

LEGAL DESCRIPTION

PARCEL 1:

A FEE INTEREST IN A PORTION OF LOTS 13, 14, AND 15, NAPLES IMPROVEMENT CO'S LITTLE FARMS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE SOUTHWEST CORNER OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, RUN N. 89 DEGREES 26' 51" E., ALONG THE SOUTH LINE OF SAID LOT 12, FOR 20.00 FEET TO A POINT ON THE EAST RIGHT OF WAY LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 00 DEGREES 39' 49" W., PARALLEL WITH THE WEST LINE OF SAID LOT 12 FOR 10,00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 00 DEGREES 39' 49" W., FOR 580.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUE N. 00 DEGREES 39' 49" W., FOR 420.00 FEET ALONG SAID EAST LINE OF GOODLETTE-FRANK ROAD; THENCE RUN N. 89 DEGREES 20' 11" E., FOR 196.54 FEET; THENCE RUN S. 30 DEGREES 28' 42" E., FOR 396.02 FEET; THENCE RUN S. 59 DEGREES 31' 18" W., FOR 153.66 FEET; THENCE RUN S. 89 DEGREES 20' 11" W. FOR 260.12 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

AN EASEMENT INTEREST IN A PARCEL OF LAND LYING IN AND BEING PARTS OF LOTS 12 AND 13, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS, AS RECORDED IN PLAT BOOK 2, PAGE 2, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA; THENCE RUN ALONG THE SOUTH LINE OF SAID LOT 12, NORTH 89 DEGREES 26' 51" EAST, 20.00 FEET; THENCE ALONG A LINE LYING 20.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF LOTS 12 AND 13 OF SAID NAPLES IMPROVEMENTS CO'S LITTLE FARMS, NORTH 00 DEGREES 39' 49" WEST, 10.00 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF LAND; THENCE CONTINUE NORTH 00 DEGREES 39' 49" WEST, 580.00 FEET; THENCE NORTH 89 DEGREES 20' 11" EAST, 55.00 FEET; THENCE SOUTH 00 DEGREES 39' 49" EAST 580.00 FEET; THENCE SOUTH 89 DEGREES 20' 11" WEST FOR 55.00 FEET TO THE POINT OF BEGINNING.

(BEARINGS ARE BASED ON THE WEST LINE OF LOT 12, NAPLES IMPROVEMENT CO'S LITTLE FARMS AS BEING NORTH 00 DEGREES 39' 49" WEST.)

PARCEL 3:

TOGETHER WITH EASEMENT AS SET FORTH IN DRAINAGE EASEMENT RECORDED IN OFFICIAL RECORDS BOOK 2213, PAGE 1291, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.
A/K/A 2626 GOODLETTE-FRANK RD, NAPLES, FL 34105